EXHIBIT 10.2

FIRST AMENDMENT

to

POWER SUPPLY AND SERVICE AGREEMENT

between

FIRST CHOICE POWER SPECIAL PURPOSE, L.P.

and

CONSTELLATION POWER SOURCE, INC.

This First Amendment to Power Supply and Service Agreement dated as of June 1, 2004 (this “Amendment”), is by and between First Choice Power Special Purpose, L.P., a Texas limited partnership (“First Choice”), as assignee of First Choice Power, L.P., f/k/a First Choice Power, Inc., and Constellation Power Source, Inc., a Delaware corporation (“Constellation”) (each a “Party” and collectively, the “Parties”). Reference is made to the Power Supply and Service Agreement dated as of December 22, 2003 (the “Agreement”), between First Choice and Constellation. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the Parties desire to amend the Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in accordance with the foregoing and in consideration of the mutual promises, covenants, and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Amendment.

1.1 All references in the Agreement to First Choice Power, Inc., and the defined term First Choice, are modified to reflect the assignment of the Agreement to First Choice Power Special Purpose, L.P.

1.2 Article I of the Agreement is hereby amended inserting the following before Section 1.1 thereof:

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Capitalized terms used herein but not defined herein shall have the meanings set forth in the Security Agreement defined below. The following terms shall have the indicated meanings:

1.3 Section 1.75 of the Agreement is hereby amended replacing such section in its entirety with the following:

1.75 “Security Agreement” means the Security Agreement between First Choice Power Special Purpose, L.P., and Constellation dated as of [***] as thereafter amended, restated or modified.

1.4 The following definitions are added to Article I of the Agreement in the appropriate alphabetical order and the numbering of Article I is revised accordingly:

“Approved Third Party Suppliers” means the entities that are listed as Approved Third Party Suppliers on Schedule 3.1(c)(vi), as such list of entities may be revised from time to time by Constellation.

“Billing Cycle” means the applicable period of time, not to exceed 35 days, for which services are performed or goods sold by or on behalf of First Choice under the applicable contract or other agreement between First Choice and the applicable account debtor before bills or invoices for such services rendered or goods sold are generally and customarily prepared and submitted to the applicable account debtor.

“Credit Base” means as of any date, an amount equal to the sum of:

(a) [***] of the Eligible Billed Receivables at such date; plus

(b) [***] of the Eligible Unbilled Receivables at such date; plus

(c) the Unpaid Obligations Cash Reserve; plus

(d) the value of any letters of credit, cash or other assets, if any, acceptable to Constellation which have been delivered by First Choice to Constellation to secure or provide credit support for the Obligations.

If Constellation determines that the retail customer default rates related to Eligible Billed Receivables and/or Eligible Unbilled Receivables have increased from the default rates reflected in the historical account data provided by First Choice to Constellation in connection with the execution of the Letter Agreement, then Constellation may reduce the percentages set forth in the preceding clauses (a) and (b) to reflect such increased default rates. To the extent that following such a reduction of the percentages set forth in the preceding clauses (a) and (b) such default rates thereafter decrease, then Constellation shall equitably increase the percentages set forth in the preceding clauses (a) and (b) based upon such lower

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default rates; provided that the percentages set forth in the preceding clauses (a) and (b) shall never be greater than the original percentages set forth above.

“Credit Exposure” means as of any date, the credit exposure of Constellation and its Affiliates under all Operative Documents as of such date, as determined by Constellation based upon Constellation’s determination of the settlement and termination value of such Operative Documents, with reference to the applicable forward market, and any reasonably determinable amounts that are or will be owed to Constellation under any indemnity provided to Constellation by any Credit Party under any of the Operative Documents.

“Eligible Billed Receivables” [***]

“Eligible Unbilled Receivables” [***]

“First Choice Price” has the meaning set forth in Section 3.1(c)(i).

“Ineligible Receivables” [***]

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“New Customers” has the meaning set forth in Section 3.1(b).

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“New Sales Transactions” has the meaning set forth in Section 3.1(b).

“New Sales Transactions Pricing Cutoff Date” means [***].

“New Sales Transactions Commitment End Date” means [***]

“New Sales Transactions Term” has the meaning set forth in Section 3.1(b).

“QSE Term End Date” means [***]

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1.5 Section 2.3 of the Agreement is hereby amended by replacing such section in its entirety with the following:

2.3 Term of Agreement. The term of this Agreement shall commence on the Effective Date and shall remain in effect until terminated by either Party upon thirty (30) day’s prior written notice; provided that (a) Constellation may not provide notice of termination under this paragraph prior to the date that is thirty (30) days prior to the QSE Term End Date; (b) any such termination shall not affect or excuse the performance of either Party under any provision of this Agreement that by its terms survives such termination; and (c) this Agreement and any other documents executed and delivered hereunder shall remain in effect with respect to the Transaction(s) entered into prior to the effective date of such termination until both Parties have fulfilled all of their obligations with respect to such Transaction(s) or such Transaction(s) that have been terminated under Section 8.2 or 8.9 of this Agreement.

1.6 Section 3.1 of the Agreement is hereby amended by replacing such section in its entirety with the following:

3.1 Transactions. (a) A Transaction shall be entered into upon agreement of the Parties orally or, if expressly required by either Party with respect to a

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particular Transaction, in writing, including an electronic means of communication. Each Party agrees not to contest, or assert any defense to, the validity or enforceability of the Transaction entered into in accordance with this Agreement (i) based on any Law requiring agreements to be in writing or to be signed by the Parties, or (ii) based on any lack of authority of the Party or any lack of authority of any employee of the Party to enter into a Transaction.

(b) Subject to the terms and conditions of this Agreement, including the conditions set forth in subparagraphs (i) through (v) below and the provisions of Section 2.3, 8.2, and 8.9, from the beginning of the term of this Agreement through and including the New Sales Transaction Commitment End Date (the “New Sales Transaction Term”), Constellation agrees to enter into Transactions to supply energy and related services to new customers of First Choice within ERCOT (such customers being the “New Customers”) (such transactions for New Customers being “New Sales Transactions”).

(i) All New Sales Transactions entered into between First Choice and Constellation shall be priced in accordance with paragraph (c) below.

(ii) [***]

(iii) The Credit Base and the Credit Exposure shall be computed by Constellation based upon all information reasonably available to Constellation, including without limitation, information delivered to Constellation pursuant to the Security Agreement. Without limiting the foregoing, if at the time of any proposed New Sale Transaction, Constellation reasonably believes that following such New Sale Transaction, the Credit Exposure could exceed the Credit Base, First Choice shall provide to Constellation such information regarding the Credit Base, including certifications thereof, as Constellation may request.

(iv) [***]

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(v) First Choice shall have the right to terminate any obligation of Constellation to enter into New Sales Transactions pursuant to this paragraph (b) by providing written notice to Constellation of such election.

(c) Upon receipt of a request from First Choice for a price quote for energy and related services to be provided for any New Sale Transaction, Constellation shall quote a price in accordance with the following:

(i) The price provided to First Choice (the “First Choice Price”) shall be based upon Constellation’s commercially reasonable determination of the costs associated with providing such energy and related services (the “Total Forecasted Costs”), together with the Risk Premium. [***]

(ii) [***]

(iii) Upon the First Choice Price being accepted for any Transaction, such price shall be the final and binding price, and such price shall not be subject to question, readjustment, or modification to reflect any difference which may occur between the estimated or forecasted costs, prices, and/or fees described above and the actual costs, prices, and fees incurred by either Party; provided, however, that notwithstanding the foregoing, both accepted and proposed Total Forecasted Costs may be adjusted by Constellation for changes in laws and regulations, including without limitation load zone changes.

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(iv) [***]

(v) [***]

(vi) [***]

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1.7 Section 5.1 of the Agreement is hereby amended by replacing the reference to [***] with a reference to “the QSE Term End Date”.

1.8 Section 8.2 of the Agreement is hereby amended by adding the following phrase to the end of the first sentence thereof:

“and terminate any commitments to enter into any further Transactions.”

1.9 Exhibit A to the Agreement is amended by adding the following text after the line for Contract Price:

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1.10 The Schedules to the Agreement are amended by adding Schedule 3.1(c)(vi) to this Amendment to the Agreement as Schedule 3.1(c)(vi) to the Agreement.

Section 2. Termination of Side Letter Agreement. The Parties hereby terminate that certain Letter Agreement dated as of December 19, 2003, between First Choice and Constellation regarding the application of certain provisions of the Letter Agreement to this Agreement, and all obligations of the Parties thereunder.

Section 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state of Texas.

Section 4. Ratification of Terms and Conditions of the Agreement. Except as expressly amended or waived by this Amendment, the terms and conditions contained in the Agreement remain in full force and effect.

Section 5. Entire Agreement. This Amendment represents the entire agreement of the Parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, covenants, representations or warranties by the Parties hereto relative to the subject matter hereof not expressly set forth or referred to herein.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

Section 7. Headings Not to Affect Meaning. The descriptive headings for the various articles and sections herein have been inserted for convenience and reference only and shall in no way affect the meaning or interpretation, or modify or restrict any of the terms and provisions hereof.

[signatures follow]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

FIRST CHOICE POWER SPECIAL PURPOSE, L.P., a Texas limited partnership

By:	First Choice Special Purpose GP, LLC, a Delaware limited liability company, its General Partner

By:
Name:
Title:

CONSTELLATION POWER SOURCE, INC., a Delaware corporation

By:
Name:
Title:

Signature Page to Amendment to Power Supply & Service Agreement

SCHEDULE 3.1(c)(vi)

APPROVED THIRD PARTY SUPPLIERS

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